Rule 424(b)(3)
                                                              File No. 333-32429


                 PROSPECTUS SUPPLEMENT DATED SEPTEMBER 4, 1998,
                        TO PROSPECTUS DATED JULY 24, 1998

                                10,109,290 SHARES

                             ITHACA INDUSTRIES, INC.
                     COMMON STOCK (PAR VALUE $.01 PER SHARE)


         This Prospectus Supplement is intended to be read in conjunction with the Prospectus dated July 24, 1998.

                              ---------------------

         Attached hereto is the Current Report on Form 8-K for Ithaca Industries, Inc. (the "Company").

                              ---------------------

             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                  BY THE SECURITIES AND EXCHANGE COMMISSION OR
                   ANY STATE SECURITIES COMMISSION NOR HAS THE
                    SECURITIES AND EXCHANGE COMMISSION OR ANY
                     STATE SECURITIES COMMISSION PASSED UPON
                        THE ACCURACY OR ADEQUACY OF THIS
                         PROSPECTUS. ANY REPRESENTATION
                              TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                              ---------------------


                The date of this Supplement is September 4, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 3, 1998


                             ITHACA INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


Delaware                            000-22385                   56-1385842
--------------------------------------------------------------------------------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


Highway 268 West, P.O. Box 620, Wilkesboro, North Carolina              28697
--------------------------------------------------------------------------------
        (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (336) 667-5231

ITEM 5.  OTHER EVENTS

         On September 3, 1998, Ithaca Industries, Inc. ("Ithaca" or the "Company") issued a press release reporting its results for the fiscal 1999 second quarter ended August 1, 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

         Exhibit Number            Description
         --------------            -----------
               99                  Press Release of Ithaca Industries,
                                   Inc. dated September 3, 1998.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ITHACA INDUSTRIES, INC.


Date: September 4, 1998                     By: /s/ Richard P. Thrush
                                            -------------------------
                                            Richard P. Thrush
                                            Senior Vice President - Finance
                                            and Administration, Chief
                                            Accounting and Principal Financial
                                            Officer

                                  EXHIBIT INDEX


         Exhibit Number            Description
         --------------            -----------
               99                  Press Release of Ithaca Industries,
                                   Inc. dated September 3, 1998.